SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (September 5, 2008)

MercadoLibre, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33647	98-0212790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Tronador 4890, 8th Floor

Buenos Aires, C1 430DNN, Argentina

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: 011-54-11-5352-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 11, 2008, MercadoLibre, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”), reporting the completion of its previously announced acquisition of all of the issued and outstanding shares of capital stock of DeRemate.com de Argentina S.A., a company organized under the laws of Argentina, DeRemate.com Chile S.A., a company organized under the laws of Chile, Interactivos y Digitales México S.A. de C.V., a company organized under the laws of Mexico and Compañía de Negocios Interactiva de Colombia E.U., a company organized under the laws of Colombia (together, the “DeRemate Operations”).

This Amendment No. 1 to the Initial Form 8-K (“Form 8-K/A”) amends and supplements the Initial Form 8-K to include the financial information required under Item 9.01 of Form 8-K in connection with the subject matter of the Initial Form 8-K. The information previously reported in the Initial Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited Combined Financial Statements of the DeRemate Operations as of December 31, 2007 and for the year ended December 31, 2007 and accompanying notes are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited Condensed Combined Financial Statements of the DeRemate Operations as of June 30, 2008 and December 31, 2007 and for the six-month periods ended June 30, 2008 and 2007 and accompanying notes are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Unaudited Pro Forma Financial Information

The following unaudited Pro Forma Financial Information is included as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference:

i.	Unaudited Pro Forma Statement of Income for the year ended December 31, 2007 and notes thereto.

ii.	Unaudited Pro Forma Statement of Income for the six-month period ended June 30, 2008 and notes thereto.

(d)	Exhibits

23.1	Consent of Price Waterhouse & Co. S.R.L., Independent Registered Public Accounting Firm

99.1	Audited Combined Financial Statements of the DeRemate Operations as of December 31, 2007 and for the year ended December 31, 2007 and notes thereto

99.2	Unaudited Condensed Combined Financial Statements of the DeRemate Operations as of June 30, 2008 and December 31, 2007 and for the six-month periods ended June 30, 2008 and 2007 and notes thereto

99.3	Unaudited Pro Forma Financial Information and notes thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCADOLIBRE, INC. (Registrant)

Date: November 19, 2008	By:	/s/ Nicolás Szekasy
Nicolás Szekasy
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

23.1	Consent of Price Waterhouse & Co. S.R.L., Independent Registered Public Accounting Firm

99.1	Audited Combined Financial Statements of the DeRemate Operations as of December 31, 2007 and for the year ended December 31, 2007 and notes thereto

99.2	Unaudited Condensed Combined Financial Statements of the DeRemate Operations as of June 30, 2008 and December 31, 2007 and for the six-month periods ended June 30, 2008 and 2007 and notes thereto

99.3	Unaudited Pro Forma Financial Information and notes thereto

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